UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21129

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated

(Exact name of registrant as specified in charter)

301 E. Colorado Boulevard, Suite 720

Pasadena, CA 91101

(Address of principal executive offices) (Zip code)

Donald F. Crumrine

Flaherty & Crumrine Incorporated

301 E. Colorado Boulevard, Suite 720

Pasadena, CA 91101

(Name and address of agent for service)

Registrant’s telephone number, including area code: 626-795-7300

Date of fiscal year end: November 30

Date of reporting period: February 29, 2012

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND

To the Shareholders of Flaherty & Crumrine/Claymore Preferred Securities Income Fund:

The Fund is off to a strong start in the new fiscal year. During the three month period ending February 29th, total return1 on net asset value of the Fund was +11.6%. Total return based on market price of Fund shares for the period was +12.7%. A portion of the Fund’s NAV return in the quarter was recovery from the prior two quarters when total return was -3.7%. To provide context for return during the period, the comparable measure on the S&P 500 was +10.1%, and +2.0% for the Barclays Capital U.S. Aggregate Index.

A number of factors contributed to the strong performance. U.S. investor confidence turned positive after several months of decline. The labor picture is improving, corporate earnings have been rising, and the housing market is finally picking up. Europe appears to have stepped back from the precipice of economic disaster, as policy makers have flooded the continent with liquidity. Interest rates around the globe hover near historically low levels and are not expected to rise substantially anytime soon. All of this has stimulated demand for high-yielding assets, especially preferred securities.

Returns of this magnitude are rare, even in periods of above-average market volatility such as we’ve experienced over the past several years. And while we enjoy double digit quarterly returns as much as the next shareholder, we know it is unlikely to be replicated.

With spring training in full swing it is hard to resist dusting off some baseball analogies. Your Fund is like a part of the lineup built to get singles and doubles and lead the league in on-base percentage. Other investments are intended to hit home runs, and we trust shareholders will determine if these also belong on their team. We’ve tortured you with this to make a point — investors shouldn’t expect this type of quarterly Fund performance to be repeated.

Again, for several quarters we have seen signs of improvement in the U.S. economy, though the pace of growth has been well short of robust. The sovereign debt crisis in Europe appears to be moderating, although economic risks remain elevated in that region. Neither area is out of the woods and recovery could be easily derailed, but we believe the worst is behind us. Our Quarterly Economic Outlook can be viewed on the Fund’s website.

We expect new bank capital guidelines to be issued by the Federal Reserve very soon. Patient readers will recall we have said this before, and eventually we will be right! With the new rules set to go into effect in January 2013, time is running out for the regulators. The new guidelines, when issued, will provide the final pieces of the regulatory capital overhaul which grew out of the financial crisis. We’ve known for some time that most forms of trust preferred and hybrid preferred securities will eventually no longer count towards regulatory capital requirements. We’re waiting to learn what can be used instead.

Even without clear guidelines from regulators, a handful of banks recently have issued new preferred stock with terms expected to conform to the new rules. These securities are all perpetual, non-cumulative preferred stock. This is the basic form of capital we believe will ultimately replace much of the bank preferred capital currently outstanding.

We don’t think the transition will be immediate; nor is it likely that all of the older “non-qualifying” capital will be replaced with newer “good” Tier 1 capital. We have tried to anticipate the shift and stay ahead of the pack by selling some securities which may be called in the near term and reinvesting in suitable replacements. This type of proactive management has always been part of our investment approach.

[1]	Following the methodology required by the SEC, total return assumes dividend reinvestment and includes income and principal change, plus the impact of the Fund’s leverage and expenses.

Another fundamental part of our investment process is the hard work of credit analysis. The experience of the past few years has reinforced our commitment to rely on our own independent and objective research focused on the preferred level of the capital structure. The national rating agencies (Moody’s, S&P, and Fitch) often seem to shoot where the rabbit was, especially when it comes to preferred securities.

Although we sometimes disagree with the agencies on their overall ratings of specific credits, we often disagree with their ratings on preferred securities. This divergence typically results from agencies’ mechanical “notching” of preferred securities down from a company’s senior debt rating. In simplified terms, notching is the formulaic lowering of a security’s rating by a predetermined number of rating categories simply based on where it fits in a company’s capital structure. In our view, this methodology is arbitrary.

Our approach is to study every issuer to understand its business and financial condition, and every issue to understand its terms and conditions. Because we are investing in subordinated securities, it is essential that we understand the precise terms, many of which can be buried deep in the legal terms of the issue. With this knowledge we are better equipped to understand the full scope of risk associated with a specific security, and only then can we start to address questions of valuation.

As always, we encourage you to visit the Fund’s website www.fcclaymore.com for a more in-depth discussion of conditions in the preferred markets and the broader economy.

Sincerely,

Donald F. Crumrine	Robert M. Ettinger
Chairman	President

April 16, 2012

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated PORTFOLIO OVERVIEW February 29, 2012 (Unaudited)

Fund Statistics
Net Asset Value	$17.33
Market Price	$18.78
Premium	8.37%
Yield on Market Price	8.69%
Common Stock Shares Outstanding	43,108,110

Moody’s Ratings	% of Net Assets†
A	8.6%
BBB	70.0%
BB	15.4%
Below “BB”	2.6%
Not Rated*	0.4%
Below Investment Grade**	11.0%

*	Does not include net other assets and liabilities of 3.0%.
**	Below investment grade by all of Moody’s, S&P and Fitch.

Industry Categories	% of Net Assets†

Top 10 Holdings by Issuer	% of Net Assets†
Liberty Mutual Group	5.5%
Banco Santander, S.A.	5.2%
Capital One Financial	4.2%
Metlife	4.1%
Dominion Resources	3.2%
Goldman Sachs Group	3.1%
HSBC PLC	3.0%
Southern California Edison	2.8%
Axis Capital	2.8%
Enbridge Energy Partners	2.8%

% of Net Assets***†
Holdings Generating Qualified Dividend Income (QDI) for Individuals	31%
Holdings Generating Income Eligible for the Corporate Dividend Received Deduction (DRD)	18%

***	This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation.
†	Net Assets includes assets attributable to the use of leverage.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated PORTFOLIO OF INVESTMENTS February 29, 2012 (Unaudited)

Shares/$ Par		Value
Preferred Securities — 89.8%
	Banking — 36.1%
	Astoria Financial:
$17,750,000	Astoria Capital Trust I, 9.75% 11/01/29, Series B	$18,478,158	(1)(2)
	Banco Bilbao Vizcaya Argentaria, S.A.:
$8,490,000	BBVA International Preferred, 5.919%	6,619,458	**(1)(2)(3)
	Banco Santander, S.A.:
2,046,320	Banco Santander, 10.50% Pfd., Series 10	58,161,530	**(1)(3)
	Bank of America:
235,840	Bank of America Corporation, 8.625% Pfd.	6,009,203	*(1)
$2,475,000	BankAmerica Capital II, 8.00% 12/15/26	2,496,656
$2,845,000	BankAmerica Institutional, Series A, 8.07% 12/31/26, 144A****	2,869,894
15,000	Countrywide Capital IV, 6.75% Pfd. 04/01/33	363,173
50,000	Countrywide Capital V, 7.00% Pfd. 11/01/36	1,204,625
$1,825,000	Fleet Capital Trust II, 7.92% 12/11/26	1,818,156
$3,150,000	MBNA Capital, 8.278% 12/01/26, Series A	3,201,503
$9,507,000	NB Capital Trust IV, 8.25% 04/15/27	9,685,256	(1)
	Barclays Bank PLC:
$14,750,000	Barclays Bank PLC, 6.278%	11,933,679	**(1)(3)
23,000	Barclays Bank PLC, 7.75% Pfd., Series 4	578,450	**(3)
510,000	Barclays Bank PLC, 8.125% Pfd., Series 5	13,030,500	**(1)(3)
	BNP Paribas:
$13,500,000	BNP Paribas, 7.195%, 144A****	11,947,500	**(1)(2)(3)
	Capital One Financial:
$37,990,000	Capital One Capital III, 7.686% 08/15/36	38,797,288	(1)(2)
$2,362,000	Capital One Capital V, 10.25% 08/15/39	2,474,195
$5,350,000	Capital One Capital VI, 8.875% 05/15/40	5,555,654	(1)(2)
	Citigroup:
88,875	Citigroup Capital XII, 8.50% Pfd. 03/30/40	2,316,305
341,100	Citigroup Capital XIII, 7.875% Pfd. 10/30/40	9,247,733	(1)(2)
	Colonial BancGroup:
$35,100,000	Colonial BancGroup, 7.114%, 144A****	70,200	(4)(5)††
	FBOP Corp.:
28,800	FBOP Corporation, Adj. Rate Pfd., 144A****	14,400	*(4)(5)†
	Fifth Third Bancorp.:
$8,785,000	Fifth Third Capital Trust IV, 6.50% 04/15/37	8,763,038	(1)(2)
93,625	Fifth Third Capital Trust V, 7.25% Pfd. 08/15/67	2,374,330
513,700	Fifth Third Capital Trust VI, 7.25% Pfd. 11/15/67	13,115,429	(1)(2)

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) February 29, 2012 (Unaudited)

Shares/$ Par		Value
Preferred Securities — (Continued)
	Banking — (Continued)
	First Horizon:
14,500	First Tennessee Bank, Adj. Rate Pfd., 3.75%(6), 144A****	$9,891,719	*
8	FT Real Estate Securities Company, 9.50% Pfd., 144A****	7,640,000
	First Niagara Financial Group:
572,000	First Niagara Financial Group, Inc., 8.625% Pfd.	15,850,978	*
	First Republic Bank:
40,020	First Republic Bank, 6.70% Pfd.	1,031,415	*
	Goldman Sachs Group:
$6,000,000	Goldman Sachs, Capital I, 6.345% 02/15/34	5,634,432	(1)(2)
$4,362,000	Goldman Sachs, Capital II, 5.793%	3,042,495	(1)(2)
3,600	STRIPES Custodial Receipts, Adj. Rate, 10.70%(6), Pvt.	1,746,000	*(4)(5)
	HSBC PLC:
714,400	HSBC Holdings PLC, 8.00% Pfd., Series 2	19,397,746	**(1)(3)
$2,000,000	HSBC USA Capital Trust II, 8.38% 05/15/27, 144A****	2,035,500	(1)(2)
3,750	HSBC USA, Inc., $2.8575 Pfd.	178,125	*
366,326	HSBC USA, Inc., 6.50% Pfd., Series H	9,290,577	*(1)
	ING Groep NV:
70,800	ING Groep NV, 7.05% Pfd.	1,649,038	**(3)
28,025	ING Groep NV, 7.375% Pfd.	679,887	**(3)
	JPMorgan Chase:
$3,865,000	JPMorgan Chase Capital XVIII, 6.95% 08/17/36, Series R	3,950,417	(1)
$6,500,000	JPMorgan Chase Capital XXVII, 7.00% 11/01/39, Series AA	6,662,500	(1)(2)
	KeyCorp:
279,600	Keycorp Capital X, 8.00% Pfd. 03/15/68	7,325,520	(1)(2)
	Lloyds Banking Group PLC:
$17,800,000	Lloyds Banking Group PLC, 6.657%, 144A****	12,371,000	**(3)†
	PNC Financial Services:
$9,265,000	National City Preferred Capital Trust I, 12.00%	9,989,699
164,520	PNC Financial Services, 9.875% Pfd., Series L	4,544,289	*(1)
$2,500,000	PNC Preferred Funding Trust III, 8.70%, 144A****	2,588,273	(1)(2)
	Regions Financials:
60	Union Planters Preferred Funding, 7.75% Pfd., Series A, 144A****	4,983,750
	Sovereign Bancorp:
8,641	Sovereign REIT, 12.00% Pfd., Series A, 144A****	9,936,398
	SunTrust Banks:
33,400	SunTrust Capital IX, 7.875% Pfd. 03/15/68	855,875
	US Bancorp:
165,000	US Bancorp, 6.50% Pfd.	4,460,198	*

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) February 29, 2012 (Unaudited)

Shares/$ Par		Value
Preferred Securities — (Continued)
	Banking — (Continued)
	Washington Mutual:
$10,050,000	Washington Mutual, 6.534%, 144A****	$100,500	††
$2,100,000	Washington Mutual, 9.75%, 144A****	21,000	††
	Webster Financial:
$11,067,000	Webster Capital Trust IV, 7.65% 06/15/37	11,105,248	(1)
	Wells Fargo:
109,785	Wachovia Preferred Funding, 7.25% Pfd., Series A	2,893,109	(1)(2)
11,173	Wells Fargo & Company, 7.50% Pfd., Series L	12,237,228	*(1)
100,000	Wells Fargo & Company, 8.00% Pfd., Series J	2,925,000	*(1)

		406,144,229

	Financial Services — 1.9%
	Ameriprise Financial:
$1,340,000	Ameriprise Financial, Inc., 7.518% 06/01/66	1,460,600	(1)(2)
	AMMC CLO V Ltd.:
7,000	AMMC CLO V Ltd., Adj. Rate, Pvt.	2,170,000	(4)(5)
	Charles Schwab:
$1,000,000	Charles Schwab Corporation, 7.00%	1,045,190	*
$3,000,000	Schwab Capital Trust I, 7.50% 11/15/37	3,133,800	(1)(2)
	Credit Suisse Group:
$5,230,000	Claudius, Ltd. - Credit Suisse AG, 7.875%, Series B	5,360,750	(3)
	Gulf Stream-Compass CLO:
$7,000,000	Gulf Stream-Compass CLO 2005 Composite Notes, 144A****	5,084,870	(4)(5)
	HSBC PLC:
118,954	HSBC Finance Corporation, 6.36% Pfd., Series B	2,969,270	*(1)
	Lehman Brothers:
34,000	Lehman Brothers Holdings, Inc., 5.67% Pfd., Series D	9,520	*††
471,500	Lehman Brothers Holdings, Inc., 7.95% Pfd.	2,358	*††
20,000	Lehman Capital Trust III, 6.375% Pfd., Series K	2,470	††

		21,238,828

	Insurance — 22.4%
	Ace Ltd.:
$4,566,000	Ace Capital Trust II, 9.70% 04/01/30	6,150,904	(1)(2)(3)
	Aon Corporation:
$455,000	AON Corp, 8.205% 01/01/27	534,275	(1)

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) February 29, 2012 (Unaudited)

Shares/$ Par		Value
Preferred Securities — (Continued)
	Insurance — (Continued)
	Arch Capital Group:
117,750	Arch Capital Group Ltd., 7.875% Pfd., Series B	$3,006,311	**(1)(3)
100,000	Arch Capital Group Ltd., 8.00% Pfd., Series A	2,568,750	**(1)(3)
	AXA SA:
$8,505,000	AXA SA, 6.379%, 144A****	6,889,050	**(1)(2)(3)
	Axis Capital:
117,707	Axis Capital Holdings, 7.25% Pfd., Series A	3,012,569	**(1)(3)
301,400	Axis Capital Holdings, 7.50% Pfd., Series B	28,491,734	(1)(2)(3)
	Delphi Financial:
558,000	Delphi Financial Group, 7.376% Pfd. 05/15/37	14,176,715	(1)(2)
	Everest Re Group:
$20,919,000	Everest Re Holdings, 6.60% 05/15/37	19,794,604	(1)(2)
	GWL&A Financial:
$4,650,000	Great West Life & Annuity Insurance, 7.153% 05/16/46, 144A****	4,638,375	(1)(2)
	Liberty Mutual Group:
$35,418,000	Liberty Mutual Group, 10.75% 06/15/58, 144A****	46,574,670	(1)
	Lincoln National Corp:
$1,000,000	Lincoln National Corporation, 7.00% 05/17/66	965,000
	MetLife:
$13,520,000	MetLife, Inc., 10.75% 08/01/39	19,316,213	(1)(2)
$6,600,000	MetLife Capital Trust IV, 7.875% 12/15/37, 144A****	7,293,000	(1)(2)
$15,585,000	MetLife Capital Trust X, 9.25% 04/08/38, 144A****	19,247,475	(1)(2)
	PartnerRe Ltd.:
14,000	PartnerRe Ltd., 7.250% Pfd., Series E	368,340	**(3)
	Principal Financial:
77,000	Principal Financial Group, 5.563% Pfd., Series A	7,271,688	*(1)
357,169	Principal Financial Group, 6.518% Pfd., Series B	9,219,425	*(1)
	RenaissanceRe Holdings:
73,369	RenaissanceRe Holdings Ltd., 6.60% Pfd., Series D	1,845,230	**(1)(3)
	StanCorp Financial Group:
$7,500,000	Stancorp Financial Group, 6.90% 06/01/67	7,012,500	(1)(2)
	The Travelers Companies:
$7,425,000	USF&G Capital, 8.312% 07/01/46, 144A****	8,957,928	(1)(2)
$13,000,000	USF&G Capital I, 8.50% 12/15/45, 144A****	15,995,811	(1)(2)
	Unum Group:
37,000	Corts Provident Financing Trust I, 8.50% Pfd.	1,030,876	(1)(2)
	XL Group PLC:
$19,650,000	XL Capital Ltd., 6.50%, Series E	16,849,875	(1)(3)

		251,211,318

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) February 29, 2012 (Unaudited)

Shares/$ Par		Value
Preferred Securities — (Continued)
	Utilities — 22.8%
	Alabama Power:
59,025	Alabama Power Company, 6.45% Pfd.	$1,636,102	*(1)
	Baltimore Gas & Electric:
10,000	Baltimore Gas & Electric Company, 6.70% Pfd., Series 1993	1,018,125	*(1)
15,000	Baltimore Gas & Electric Company, 7.125% Pfd., Series 1993	1,528,595	*
	Commonwealth Edison:
$15,828,000	COMED Financing III, 6.35% 03/15/33	15,833,049	(1)(2)
	Constellation Energy:
146,100	Constellation Energy Group, 8.625% Pfd. 06/15/63, Series A	3,989,991	(1)(2)
	Dominion Resources:
$19,675,000	Dominion Resources Capital Trust I, 7.83% 12/01/27	19,874,052	(1)(2)
$15,262,000	Dominion Resources, Inc., 7.50% 06/30/66	16,154,415	(1)(2)
	DTE Energy:
63,248	DTE Energy Company, 6.50% Pfd.	1,735,367
	Entergy Arkansas:
294,975	Entergy Arkansas, Inc., 6.45% Pfd.	7,429,683	*(1)
	Entergy Louisiana:
105,000	Entergy Louisiana, Inc., 6.95% Pfd.	10,463,912	*(1)
	Georgia Power:
164,400	Georgia Power Company, 6.50% Pfd., Series 2007A	18,145,650	*(1)
	Gulf Power:
20,000	Gulf Power Company, 6.45% Pfd., Series 2007A	2,133,680	*
	Indianapolis Power & Light:
119,805	Indianapolis Power & Light Company, 5.65% Pfd.	11,703,451	*
	Integrys Energy Group:
$7,000,000	WPS Resources Corporation, 6.11% 12/01/66	6,954,899	(1)(2)
	Interstate Power & Light:
343,606	Interstate Power & Light Company, 8.375% Pfd., Series B	9,783,322	*(1)
	Nextera Energy:
$20,470,000	FPL Group Capital, Inc., 6.65% 06/15/67	20,748,720	(1)(2)
$4,000,000	FPL Group Capital, Inc., 7.30% 09/01/67, Series D	4,214,747	(1)(2)
	Peco Energy:
$2,386,000	PECO Energy Capital Trust III, 7.38% 04/06/28, Series D	2,362,807	(1)
$24,500,000	PECO Energy Capital Trust IV, 5.75% 06/15/33	21,238,388	(1)(2)
	PPL Corp.:
$17,680,000	PPL Capital Funding, 6.70% 03/30/67, Series A	17,433,223	(1)
67,735	PPL Electric Utilities Corporation, 6.25% Pfd.	1,729,362	*(1)

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) February 29, 2012 (Unaudited)

Shares/$ Par		Value
Preferred Securities — (Continued)
	Utilities — (Continued)
	Puget Energy:
$28,015,000	Puget Sound Energy, Inc., 6.974% 06/01/67	$28,055,397	(1)
	Southern California Edison:
121,700	Southern California Edison, 6.00% Pfd., Series C	12,093,937	*(1)
7,090	Southern California Edison, 6.125% Pfd., Series B	710,328	*
182,850	Southern California Edison, 6.50% Pfd., Series D	19,004,971	*(1)

		255,976,173

	Energy — 4.9%
	Enbridge Energy Partners:
$28,500,000	Enbridge Energy Partners LP, 8.05% 10/01/37	30,922,500	(1)(2)
	Enterprise Products Partners:
$565,000	Enterprise Products Partners, 7.00% 06/01/67	565,599	(1)(2)
$21,396,000	Enterprise Products Partners, 8.375% 08/01/66, Series A	23,182,759	(1)

		54,670,858

	Real Estate Investment Trust (REIT) — 0.1%
	PS Business Parks:
9,293	PS Business Parks, Inc., 6.70% Pfd., Series P	235,787	(1)
25,000	PS Business Parks, Inc., 6.875% Pfd., Series R	665,000

		900,787

	Miscellaneous Industries — 1.6%
	Ocean Spray Cranberries:
105,400	Ocean Spray Cranberries, Inc., 6.25% Pfd., 144A****	9,406,950	*(1)
	Textron, Inc.:
$11,700,000	Textron Financial Corporation, 6.00% 02/15/67, 144A****	8,950,500

		18,357,450

	Total Preferred Securities (Cost $1,037,268,196)	1,008,499,643

Corporate Debt Securities — 7.1%
	Banking — 2.9%
	First Niagara Financial Group:
$1,200,000	First Niagara Financial Group, Inc., 7.25% 12/15/21	1,268,471
	Goldman Sachs Group:
$24,150,000	Goldman Sachs Group, 6.75% 10/01/37, Sub Notes	24,274,517	(1)(2)

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) February 29, 2012 (Unaudited)

Shares/$ Par		Value
Corporate Debt Securities — (Continued)
	Banking — (Continued)
	Regions Financial:
$8,230,000	Regions Financial Corporation, 7.375% 12/10/37, Sub Notes	$7,592,175

		33,135,163

	Financial Services — 0.1%
	Lehman Brothers:
$4,726,012	Lehman Brothers, Guaranteed Note, Variable Rate, 5.843% 12/16/16, 144A****	940,004	(4)(5)††

		940,004

	Insurance — 1.6%
	Liberty Mutual Group:
$15,750,000	Liberty Mutual Insurance, 7.697% 10/15/97, 144A****	14,860,645	(1)(2)
	Unum Group:
$2,500,000	UnumProvident Corporation, 7.25% 03/15/28	2,687,173	(1)

		17,547,818

	Utilities — 2.1%
	Southern Union:
$9,300,000	Southern Union Company, 7.60% 02/01/24	11,077,230	(1)(2)
$10,812,000	Southern Union Company, 8.25% 11/15/29	13,031,077	(1)(2)

		24,108,307

	Miscellaneous Industries — 0.4%
	Pulte Group Inc.:
58,240	Pulte Homes, Inc., 7.375% 06/01/46	1,431,102	(1)(2)
$3,550,000	Pulte Homes, Inc., 7.875% 06/15/32	3,283,750	(1)

		4,714,852

	Total Corporate Debt Securities (Cost $78,179,885)	80,446,144

Common Stock — 0.5%
	Banking — 0.2%
	CIT Group:
54,740	CIT Group, Inc.	2,228,465	*†

		2,228,465

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) February 29, 2012 (Unaudited)

Shares/$ Par			Value
Common Stock — (Continued)
	Utilities — 0.3%
	Exelon Corp.:
44,930	Exelon Corporation		$1,755,415	*
	PPL Corp.:
46,587	PPL Corporation		1,330,059	*

			3,085,474

	Total Common Stock (Cost $13,952,748)		5,313,939

Money Market Fund — 1.3%
	BlackRock Liquidity Funds:
14,424,983	T-Fund		14,424,983

	Total Money Market Fund (Cost $14,424,983)		14,424,983

Total Investments (Cost $1,143,825,812***)		98.7%	1,108,684,709
Other Assets And Liabilities (Net)		1.3%	14,354,760

Total Managed Assets		100.0%‡	$1,123,039,469

Loan Principal Balance			(376,075,000)

Total Net Assets Available To Common Stock			$746,964,469

*	Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.
**	Securities distributing Qualified Dividend Income only.
***	Aggregate cost of securities held.
****	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At February 29, 2012, these securities amounted to $213,309,412 or 19.0% of total managed assets.
(1)	All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $694,403,224 at February 29, 2012.
(2)	All or a portion of this security has been rehypothecated. The total value of such securities was $358,118,905 at February 29, 2012.
(3)	Foreign Issuer.
(4)	Illiquid.
(5)	Valued at fair value as determined in good faith by or under the direction of the Board of Directors as of February 29, 2012.
(6)	Represents the rate in effect as of the reporting date.
†	Non-income producing.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) February 29, 2012 (Unaudited)

††	The issuer has filed for bankruptcy protection. As a result, the Fund may not be able to recover the principal invested and also does not expect to receive income on this security going forward.
‡	The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

ABBREVIATIONS:
CLO	— Collaterized Loan Obligation
Corts	— Corporate-Backed Trust Securities
Pfd.	— Preferred Securities
Pvt.	— Private Placement Securities
REIT	— Real Estate Investment Trust
STRIPES	— Structured Residual Interest Preferred Enhanced Securities

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated

STATEMENT OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK(1)

For the period from December 1, 2011 through February 29, 2012 (Unaudited)

Value

OPERATIONS:
Net investment income	$18,113,970
Net realized gain/(loss) on investments sold during the period	(902,211)
Change in net unrealized appreciation/depreciation of investments	61,914,582

Net increase in net assets resulting from operations.	79,126,341
DISTRIBUTIONS:
Dividends paid from net investment income to Common Stock Shareholders(2)	(20,593,229)

Total Distributions to Common Stock Shareholders.	(20,593,229)

FUND SHARE TRANSACTIONS:
Increase from shares issued under the Dividend Reinvestment and Cash Purchase Plan	1,128,944

Net increase in net assets available to Common Stock resulting from Fund share transactions	1,128,944

NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK FOR THE PERIOD	$59,662,056

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of period.	$687,302,413
Net increase in net assets during the period	59,662,056

End of period.	$746,964,469

(1)

These tables summarize the three months ended February 29, 2012 and should be read in conjunction with the Fund’s audited financial statements, including footnotes, in its Annual Report dated November 30, 2011.

(2)	May include income earned, but not paid out, in prior fiscal year.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated

FINANCIAL HIGHLIGHTS(1)

For the period from December 1, 2011 through February 29, 2012 (Unaudited)

For a Common Stock share outstanding throughout the period

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$15.97

INVESTMENT OPERATIONS:
Net investment income	0.42
Net realized and unrealized gain/(loss) on investments.	1.42

Total from investment operations	1.84

DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(0.48)

Total distributions to Common Stock Shareholders	(0.48)

Net asset value, end of period	$17.33

Market value, end of period	$18.78

Common Stock shares outstanding, end of period	43,108,110

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Net investment income†	10.20	%*
Operating expenses including interest expense.	1.73	%*
Operating expenses excluding interest expense	1.07	%*

SUPPLEMENTAL DATA:††
Portfolio turnover rate	6	%**
Total managed assets, end of period (in 000’s)	$1,123,039
Ratio of operating expenses including interest expense to total managed assets	1.13	%*
Ratio of operating expenses excluding interest expense to total managed assets	0.70	%*

(1)

These tables summarize the three months ended February 29, 2012 and should be read in conjunction with the Fund’s audited financial statements, including footnotes, in its Annual Report dated November 30, 2011.

*	Annualized.
**	Not annualized.
†	The net investment income ratios reflect income net of operating expenses, including interest expense.
††	Information presented under heading Supplemental Data includes loan principal balance.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated FINANCIAL HIGHLIGHTS (Continued) February 29, 2012 (Unaudited)

	Total Dividends Paid	Net Asset Value	NYSE Closing Price	Dividend Reinvestment Price (1)
December 30, 2011	$0.2060	$16.24	$17.46	$16.59
January 31, 2012	0.1360	16.97	18.17	17.26
February 29, 2012	0.1360	17.33	18.78	17.84

(1)

Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Aggregate Information for Federal Income Tax Purposes

At February 29, 2012, the aggregate cost of securities for federal income tax purposes was $1,144,596,367, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $85,329,422 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $121,241,080.

2.	Additional Accounting Standards

Fair Value Measurement: The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1	–	quoted prices in active markets for identical securities

•	Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3	–	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period. A summary of the inputs used to value the Fund’s investments as of February 29, 2012 is as follows:

	Total Value at February 29, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Securities
Banking	$406,144,229	$300,654,481	$105,405,148	$84,600
Financial Services	21,238,828	4,014,460	9,969,498	7,254,870
Insurance	251,211,318	144,509,449	106,701,869	—
Utilities	255,976,173	81,014,684	174,961,489	—
Energy	54,670,858	54,105,259	565,599	—
Real Estate Investment Trust (REIT)	900,787	900,787	—	—
Miscellaneous Industries	18,357,450	—	18,357,450	—
Corporate Debt Securities	80,446,144	25,705,619	53,800,521	940,004
Common Stock
Banking	2,228,465	2,228,465	—	—
Utilities	3,085,474	3,085,474	—	—
Money Market Fund	14,424,983	14,424,983	—	—

Total Investments	$1,108,684,709	$630,643,661	$469,761,574	$8,279,474

The Fund did not have any significant transfers in and out of Level 1 and Level 2 during the period.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The Fund’s investments in Level 2 and Level 3 are based primarily on market information, where available. This includes, but is not limited to, prices provided by third-party providers, observable trading activity (including the recency, depth, and consistency of such information with quoted levels), and the depth and consistency of broker-quoted prices. In the event market information is not directly available, comparable information may be observed for securities that are similar in many respects to those being valued. The Fund may employ an income approach for certain securities that also takes into account credit risk, interest rate risk, and potential recovery prospects.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Preferred Securities
	Total Investments	Banking	Financial Services	Corporate Debt Securities
Balance as of 11/30/11	$8,457,073	$1,067,400	$6,489,840	$899,833
Accrued discounts/premiums	—	—	—	—
Realized gain/(loss)	—	—	—	—
Change in unrealized appreciation/ (depreciation)	(177,599)	(982,800)	765,030	40,171
Purchases	—	—	—	—
Sales	—	—	—	—
Transfer in	—	—	—	—
Transfer out	—	—	—	—

Balance as of 2/29/12	$8,279,474	$84,600	$7,254,870	$940,004

For the period ended February 29, 2012 total change in unrealized gain/(loss) on Level 3 securities still held at period-end and included in the change in net assets was $(177,599).

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Directors

Donald F. Crumrine, CFA

Chairman of the Board

David Gale

Morgan Gust

Karen H. Hogan

Robert F. Wulf, CFA

Officers

Donald F. Crumrine, CFA

Chief Executive Officer

Robert M. Ettinger, CFA

President

R. Eric Chadwick, CFA

Chief Financial Officer,

Vice President and Treasurer

Chad C. Conwell

Chief Compliance Officer,

Vice President and Secretary

Bradford S. Stone

Vice President and

Assistant Treasurer

Laurie C. Lodolo

Assistant Compliance Officer,

Assistant Treasurer and

Assistant Secretary

Linda M. Puchalski

Assistant Treasurer

Investment Adviser

Flaherty & Crumrine Incorporated

e-mail: flaherty@pfdincome.com

Servicing Agent

Guggenheim Funds Distributors, Inc.

1-866-233-4001

Questions concerning your shares of Flaherty & Crumrine/Claymore Preferred Securities Income Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent —

BNY Mellon Investment Servicing

(US) Inc.

P.O. Box 358035

Pittsburgh, PA 15252-8035

1-866-351-7446

This report is sent to shareholders of Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Quarterly

Report

February 29, 2012

www.fcclaymore.com

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)         Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated

By (Signature and Title)*	/s/ Donald F. Crumrine
Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer

(principal executive officer)

Date 4/25/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Donald F. Crumrine
Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer

(principal executive officer)

Date 4/25/12

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Financial Officer, Treasurer and Vice President

(principal financial officer)

Date 4/25/12

*	Print the name and title of each signing officer under his or her signature.